Summary Prospectus
Managers Real Estate Securities Fund
Ticker: MRESX

March 1, 2013
(As revised December 18, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated March 1, 2013, as supplemented July 1, 2013 and October 11, 2013, and statement of additional information, dated March 1, 2013, as supplemented July 1, 2013, and December 18, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
The Managers Real Estate Securities Fund’s (the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.
Fees and Expenses of the Fund
The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.65%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.26%
Fee Waiver and Expense Reimbursements[2]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.25%
1The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.
2Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2014 to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.24% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$127	$399	$691	$1,522
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).
For purposes of the Fund’s investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund. The Fund usually holds approximately 40 to 55 stocks.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.

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Managers Real Estate Securities Fund SUMMARY PROSPECTUS

Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, such as a corporate or government entity, which can place the Fund at greater risk.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Fund primarily invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12
Best Quarter: 35.16% (3rd Quarter 2009)
Worst Quarter: -37.94% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
Managers Real Estate Securities Fund	1 Year	5 Years	10 Years
Return Before Taxes	16.05%	7.18%	12.46%
Return After Taxes on Distributions	15.01%	6.54%	10.18%
Return After Taxes on Distributions and Sale of Fund Shares	10.77%	5.82%	10.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	17.12%	5.08%	11.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
CenterSquare Investment Management, Inc. ("CenterSquare")
Portfolio Managers
Dean Frankel, CFA
Lead Portfolio Manager, Senior Portfolio Manager and
Vice President, CenterSquare;
Portfolio Manager of the Fund since 03/04.
Eric Rothman, CFA
Portfolio Manager, CenterSquare;
Portfolio Manager of the Fund since 11/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
All Accounts: $100
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

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Managers Real Estate Securities Fund SUMMARY PROSPECTUS

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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